OTHER RECEIVABLES, NET (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
OTHER RECEIVABLES, NET
Rental deposit	$ 0	$ 0
Property management fee deposit	1,252	5,472
Due from third parties	6,104	2,150
Other receivable from customer in agent service	0	153,046
Total other receivables	7,356	160,668
Less: Provision for doubtful accounts	0	0
Other receivables, net	$ 7,356	$ 160,668